SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 11, 2002
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        0-5411                23-2413500
(State or other                  (Commission             (IRS Employer
 jurisdiction of                  File Number)            Identification
 incorporation)                                              Number)


   3061 Industry Drive, Lancaster, Pennsylvania         17603-4025
    (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number including area code: (717) 397-2777


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant

     (a) At a meeting held on July 11, 2002, the Board of Directors of the Company, at the recommendation of its Audit Committee, approved the engagement of Deloitte & Touche LLP as its independent auditors for the fiscal year ending July 28, 2002 to replace the firm of Arthur Andersen LLP, who were dismissed as auditors of the Company effective May 21, 2002.

     At a meeting held on May 21, 2002, the Company's Board of Directors, at the recommendation of the Audit Committee, had approved the engagement of Ernst & Young LLP as successor auditors to Arthur Andersen, LLP. Shortly thereafter, however, it was determined that Ernst & Young LLP had been retained in pending litigation against the Company to perform forensic accounting work on behalf of a party in that litigation adverse to the Company, and to testify, if necessary, as to the agreed upon procedures that Ernst & Young LLP had performed. The Company and Ernst & Young LLP were unable to resolve certain issues with respect to Ernst & Young's continued participation as a consulting and testifying expert in the pending litigation. Accordingly, the Company elected to engage Deloitte & Touche LLP as its independent auditors to succeed Arthur Andersen, LLP.

     There were no reports of Ernst & Young LLP with respect to the Company, including for either of the past two years, since they have never performed any auditing services for the Company.

     Through the date of this report, there were no disagreements or reportable events with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report, had they issued a report.

     (b) The Company has not had any discussions nor received any written opinion or oral advice from Deloitte & Touche LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the registrant's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

         (16) Letter from Ernst & Young LLP required by Item 304(a)(3) of Regulation S-K.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HERLEY INDUSTRIES, INC.

                                                /s/ Myron Levy
                                            By:_______________________________
                                                 Myron Levy
                                                 Chief Executive Officer
Dated: July 17, 2002